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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 7, 1998



                       GREEN TREE FINANCIAL CORPORATION
                         as originator of Certificates
                           for Home Improvement and
                              Home Equity Loans,
                                 Series 1998-E
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            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
----------------------------  ------------------------      -------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On December 7, 1998, the Registrant sold approximately $1,196,000,000 of Certificates for Home Improvement and Home Equity Loans, Series 1998-E evidencing beneficial ownership interests in a trust consisting of a pool of certificates for home improvement and home equity loans conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


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         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Grantor Trust Agreement between Green Tree Financial Corporation, as Depositor and Servicer and U.S. Bank Trust National Association as Trustee dated as of December 1, 1998, relating to the Class HE: A-1 Certificates for Home Improvement and Home Equity Loans, Series 1998-E


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION
                             as Originator of Certificates for Home
                             Improvement and Home Equity Loans,
                             Series 1998-E


                             By:  /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Senior Vice President and Controller


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INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1 Grantor Trust Agreement between Green Tree Financial Corporation, as Depositor and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of December 1, 1998, relating to the Class HE: A-1 Certificates for Home Improvement and Home Equity Loans, Series 1998-E

                                       4